UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________________________________
FORM 8-K

 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 22, 2024
(Date of earliest event reported)
 ______________________________________________________________________________
Verizon Communications Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________________________________________________

Delaware		1-8606	23-2259884
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas			10036
New York,	New York
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 395-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10	VZ	New York Stock Exchange
Common Stock, par value $0.10	VZ	The Nasdaq Global Select Market
0.875% Notes due 2025	VZ 25	New York Stock Exchange
3.25% Notes due 2026	VZ 26	New York Stock Exchange
1.375% Notes due 2026	VZ 26B	New York Stock Exchange
0.875% Notes due 2027	VZ 27E	New York Stock Exchange
1.375% Notes due 2028	VZ 28	New York Stock Exchange
1.125% Notes due 2028	VZ 28A	New York Stock Exchange
2.350% Fixed Rate Notes due 2028	VZ 28C	New York Stock Exchange
1.875% Notes due 2029	VZ 29B	New York Stock Exchange
0.375% Notes due 2029	VZ 29D	New York Stock Exchange
1.250% Notes due 2030	VZ 30	New York Stock Exchange
1.875% Notes due 2030	VZ 30A	New York Stock Exchange
4.250% Notes due 2030	VZ 30D	New York Stock Exchange
2.625% Notes due 2031	VZ 31	New York Stock Exchange
2.500% Notes due 2031	VZ 31A	New York Stock Exchange
3.000% Fixed Rate Notes due 2031	VZ 31D	New York Stock Exchange
0.875% Notes due 2032	VZ 32	New York Stock Exchange
0.750% Notes due 2032	VZ 32A	New York Stock Exchange
3.500% Notes due 2032	VZ 32B	New York Stock Exchange
1.300% Notes due 2033	VZ 33B	New York Stock Exchange
4.75% Notes due 2034	VZ 34	New York Stock Exchange
4.750% Notes due 2034	VZ 34C	New York Stock Exchange
3.125% Notes due 2035	VZ 35	New York Stock Exchange
1.125% Notes due 2035	VZ 35A	New York Stock Exchange
3.375% Notes due 2036	VZ 36A	New York Stock Exchange
3.750% Notes due 2036	VZ 36B	New York Stock Exchange
2.875% Notes due 2038	VZ 38B	New York Stock Exchange
1.875% Notes due 2038	VZ 38C	New York Stock Exchange
1.500% Notes due 2039	VZ 39C	New York Stock Exchange
3.50% Fixed Rate Notes due 2039	VZ 39D	New York Stock Exchange
1.850% Notes due 2040	VZ 40	New York Stock Exchange
3.850% Fixed Rate Notes due 2041	VZ 41C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On October 22, 2024, Verizon Communications Inc. (“Verizon”) hosted a sell side analyst meeting where it shared a strategic broadband update and held a question and answer session with analysts.

Copies of the press release and the investor presentation related to this event, as well as reconciliations of non-GAAP financial measures, are attached as Exhibits 99.1, 99.2 and 99.3, and incorporated herein by reference.

The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Non-GAAP Measures

Verizon’s press release and investor presentation attached to the report include financial information prepared in conformity with generally accepted accounting principles in the United States (GAAP) as well as non-GAAP financial information. It is management's intent to provide non-GAAP financial information to enhance the understanding of Verizon’s GAAP financial information and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. We believe that providing these non-GAAP measures in addition to the GAAP measures allows management, investors and other users of our financial information to more fully and accurately assess both consolidated and segment performance. The non-GAAP financial information presented may be determined or calculated differently by other companies and may not be directly comparable to that of other companies.

Consolidated EBITDA
Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information as it is a widely accepted financial measure used in evaluating the profitability of a company and its operating performance in relation to its competitors.

Consolidated EBITDA is calculated by adding back interest, taxes and depreciation and amortization expense to net income.

Consolidated Adjusted EBITDA

Consolidated Adjusted EBITDA is a non-GAAP financial measure that we believe provides relevant and useful information to management, investors and other users of our financial information in evaluating the effectiveness of our operations and underlying business trends. We believe that Consolidated Adjusted EBITDA is used by investors to compare a company’s operating performance to its competitors by minimizing impacts caused by differences in capital structure, taxes and depreciation and amortization policies. Further, the exclusion of non-operational items and special items enables comparability to prior period performance and trend analysis.

Consolidated Adjusted EBITDA is calculated by excluding from Consolidated EBITDA the effect of the following non-operational items: equity in earnings and losses of unconsolidated businesses and other income and expense, net, and the following special items: severance charges, asset and business rationalization, business transformation costs and non-strategic business shutdown. Severance charges recorded during 2024 relate to separations under our voluntary separation program for select U.S.-based management employees as well as other headcount reduction initiatives. Asset and business rationalization recorded during 2024 predominately relates to the decision to cease use of certain real estate assets and exit non-strategic portions of certain businesses, as part of our continued transformation initiatives. Business transformation costs recorded during 2023 primarily relate to costs incurred in connection with strategic partnership initiatives in our managed network support services for certain Verizon Business customers. Non-strategic business shutdown relates to the shutdown of our BlueJeans business offering in 2023.

Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio

Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio is a non-GAAP financial measure that we believe is useful to management, investors and other users of our financial information in evaluating Verizon’s ability to service its unsecured debt from continuing operations.

Net Unsecured Debt is calculated by subtracting secured debt and cash and cash equivalents from the sum of debt maturing within one year and long-term debt. Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio is calculated by dividing Net Unsecured Debt by Consolidated Adjusted EBITDA. For purposes of Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio, Consolidated Adjusted EBITDA is calculated for the last twelve months. We have not provided a reconciliation for our Net Unsecured Debt to Consolidated Adjusted EBITDA Ratio target because we cannot, without unreasonable effort, predict the timeline for achieving the target or the special items that could arise in future periods.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that reflects an additional way of viewing our liquidity that, when viewed with our GAAP results, provides a more complete understanding of factors and trends affecting our cash flows. We believe it is a more conservative measure of cash flow since capital expenditures are necessary for ongoing operations. Free cash flow has limitations due to the fact that it does not represent the residual cash flow available for discretionary expenditures. For example, free cash flow does not incorporate payments made or expected to be made on finance lease obligations or cash payments for acquisitions of businesses or wireless licenses. Therefore, we believe it is important to view free cash flow as a complement to our entire consolidated statements of cash flows.

Free cash flow is calculated by subtracting capital expenditures (including capitalized software) from net cash provided by operating activities.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated October 22, 2024, issued by Verizon Communications Inc.
99.2	Investor presentation, dated October 22, 2024.
99.3	Reconciliation of non-GAAP financial measures.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date:	October 22, 2024	/s/ Mary-Lee Stillwell
Mary-Lee Stillwell
Senior Vice President and Controller